                                                                   EXHIBIT 10.27


                          PROMISSORY NOTE SECURED BY
                          --------------------------
                        STOCK PLEDGE AND DEED OF TRUST
                        ------------------------------



Lender:                                       Borrower:

Imperial Credit Industries, Inc.              H. Wayne Snavely
23550 Hawthorne Boulevard                     2500 Paseo Del Mar
Building 1, Suite 240                         Palos Verdes Estates, CA 90274
Torrance, California 90505



     FOR VALUE RECEIVED, the undersigned, H. Wayne Snavely, promises to pay to the order of the above-named Lender, its successors and assigns, at the above address or at such other place as Lender may designate in writing, in lawful money of the United States of America, the sum of One Million Nine Hundred Ninety Nine Thousand Nine Hundred and Ninety Eight Dollars ($1,999,998) together with interest thereon from the date hereof at the interest rate described below (the "Interest Rate") on the principal balance in the manner provided below:

     1.  Security, Payments, Interest.  At Borrower's expense, this Promissory
         ----------------------------
Note has been secured by Borrower having pledged to Lender (i) 143,369 shares of common stock of Imperial Credit Commercial Mortgage Investment Corp. (the "Stock") in the form of a Security Agreement (Pledge of Securities) and (ii) that certain "Straight Note" and Deed of Trust, and the proceeds thereof, executed on June 4, 1997, by Ronald P. Padilla for the benefit of H. Wayne Snavely, in the amount of $967,500, the recorded Deed of Trust encumbering property known as Parcel 2, Book 102, Page 32 of Parcel Maps for the City of Huntington Beach, Orange County, California (the "Property"), and Lender shall have all rights and remedies to which a secured party is entitled under California law.

     Payments made by Borrower shall be applied first to the payment of the charges and interest accrued on the unpaid principal balance as of the date of receipt and the remainder, if any, shall be applied to the reduction of the unpaid principal, except upon default Lender will allocate payment(s) to principal, interest, and/or charges in its discretion. This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at an Interest Rate of 10.4% per annum. All interest shall be calculated on the basis of a three hundred sixty five (365) day year. Interest shall be paid to the Lender from the date hereof semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 1998. The outstanding principal and all remaining accrued interest shall be payable in one installment on June 14, 2002, unless extended by Lender at its sole discretion. This Note may be prepaid, in whole or in part, at any time without penalty.

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     2.  Default.  Upon failure to pay any payment when due or to perform any
         -------
obligation, covenant, or agreement contained in this Note or any other documents provided by Borrower to Lender to induce Lender to make the loan evidenced by this Note, or should any statement contained therein be found to be false or misleading in any material respect; or should Borrower make an assignment for the benefit of creditors, or if a petition be filed by or against Borrower under any state insolvency law or under the Bankruptcy Code, as amended and not dismissed or discharged within 60 days; or, if the Borrower shall sell, transfer, convey or alienate the Stock or the Property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Lender being first had and obtained; then Borrower shall be in default under this Note, and the whole sum of principal, interest, charges and advances, if any, shall become immediately due and payable at Lender's option and without notice. The acceptance of any payment of principal or interest by Lender after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Lender to enforce payment or assert any other rights, nor shall any failure or delay to exercise any rights be held to waive the same. The rights or remedies of Lender as provided in this Note may be pursued singly, successively, or together against Borrower at the sole discretion of the Lender.

     3.  Attorneys' Fees and Other Expenses.  Borrower shall pay upon demand
         ----------------------------------
reasonable attorneys' fees, and all other out-of-pocket expenses, including filing, recording, or other costs or fees incurred by Lender in connection with this Note, including attorneys' fees incurred by Lender if: (a) legal counsel is engaged to assist in the collection of this Note after a default hereunder whether or not suit is instituted, (b) any action is brought which may significantly affect Lender's rights, such as an action to cancel, rescind, construe or enforce this Note or to enforce laws or regulations in connection therewith, or (c) Borrower becomes subject to a proceeding under the provisions of the Bankruptcy Code and Lender in the exercise of prudent business practices engages counsel to represent the interests of Lender.

     4.  Compliance With Laws.  All of the terms and provisions of this Note
         --------------------
shall be construed in compliance with all applicable laws. If any charge or fee due hereunder is invalid, unenforceable or excessive under any law, then such charge or fee shall be deemed modified or reduced to the extent required by law, and any such sums collected by Lender in excess of the maximum amount permitted by such law shall, at Lender's option, be refunded to Borrower or reapplied to any principal, interest, deficiency or other amounts due hereunder and Lender shall have no further liability to Borrower as a result thereof.

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     5.   Assignment.  Lender shall have the right to sell, assign, or otherwise
          ----------
transfer, either in part or in its entirety, this Note and any other instrument evidencing indebtedness of this Note without Borrower's consent. This Note and all of the covenants, promises, and agreements contained in it shall be binding on and inure to the benefit of their respective legal representatives, successors, and assigns.

     6.   Entire Agreement.  This Note and the security agreements referenced in
          ----------------
Paragraph 2 above contain the entire agreement between the Lender and Borrower with respect to the subject matter hereof and supersede any and all prior arrangements, proposals or understandings, written or oral, by or between Lender and Borrower with respect to all transactions contemplated by this Note and the terms hereunder. In the event of any conflict or inconsistency between any provision of this Note and any provision of any other document or writing executed by Lender and/or Borrower, the provision of this Note shall take precedence and shall control, unless the conflicting or inconsistent provision in such other document or writing specifically refers to this Note and specifically states that it shall prevail. No amendment or modification of this Note shall be effective for any purpose unless the same be in writing and duly executed by both Lender and Borrower.

     7.   Severability of Provisions.  If any provision or any portion of any
          --------------------------
provision of this Note or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, to the extent permitted by law, the remaining portion of such provision and the remaining provisions of this Note or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

     8.   Miscellaneous.  No delay or omission on the part of Lender in
          -------------
exercising any rights under this Note on default by Borrower shall operate as a waiver of such right or of any other right under this Note, for the same default or any other default. The pleading of any statute of limitations as a defense to the obligations evidenced by this Note is waived. Time is of the essence for each and every obligation under this Note. This Note shall be construed according to and governed by the laws of the State of California. IN THE EVENT ACTION IS INSTITUTED UNDER THIS NOTE, BORROWER WAIVES RIGHT TO TRIAL BY JURY.

DATED:    October 21, 1997

                                          /s/ H. Wayne Snavely
                                          --------------------
                                          H. Wayne Snavely

                              SECURITY AGREEMENT
                              ------------------

                            (Pledge of Securities)



     THIS SECURITY AGREEMENT is made this 21st day of October 1997, between H. Wayne Snavely ("Debtor") and Imperial Credit Industries, Inc. ("Secured Party").

                                   Recitals
                                   --------
     A. Secured Party as lender has entered into a loan transaction evidenced by a promissory note of even date herewith providing for the loan of $1,999,998 (the "Loan") to Debtor as borrower.

     B. As a condition of the Loan, Secured Party requires that Debtor grant to Secured Party a security interest in certain securities owned by Debtor.

     WHEREFORE, Debtor and Secured Party, intending to be legally bound, agree as follows:

     Debtor hereby transfers, assigns, pledges and grants to Secured Party a security interest in all those certain securities and stock certificates (herein "Collateral") described in Exhibit A appended hereto, which Debtor has this day delivered to and deposited with Secured Party; and all new securities or other property (except dividends) which Debtor may become entitled to receive on account of any of the Collateral and all proceeds of the Collateral.

     This Security Agreement secures: (a) Debtor's payment and performance as and when due of all amounts and obligations under the Loan (the "Obligations") of even date executed by Debtor in favor of Secured Party; (b) any and all extensions, modifications and renewals of the Obligations; (c) repayment of all sums and amounts that may be advanced or expended by Secured Party for the protection of the Collateral or any part thereof; and (d) any and all other sums that may hereafter be advanced by Secured Party to and for the benefit of Debtor and other amounts due to Secured Party hereunder.

     Debtor hereby warrants and represents to Secured Party that Debtor is the sole and absolute owner of the Collateral, free and clear of all liens, encumbrances, adverse claims and security interests, except the security interest herein granted to Secured Party, and that Debtor has the power and authority to pledge, transfer and deliver the interest created hereby.

     Secured Party may retain custody of the Collateral until all obligations are fully paid. Secured Party will not be responsible for loss in value of the Collateral or have any duty to take steps to preserve rights against third parties by legal proceedings or otherwise. Secured Party's
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sole duty shall be to use reasonable care in the custody and physical preservation of the Collateral in Secured Party's possession.

      In the event any of the Collateral has depreciated by fifty percent (50%) or more of its closing value as quoted by the Wall Street Journal of even date herewith, then Secured Party may at its option, whether or not the Obligations are in default, upon 3 days prior notice to Debtor, and provided Debtor does not within that time provide substitute collateral satisfactory to Secured Party, sell such Collateral and deposit the proceeds of any such sale into a certificate account to be held by Secured Party. The terms of this Agreement shall continue to apply to all proceeds held in such account.

     At any time, at Debtor's expense and without notice to Debtor, Secured Party may register in its own name or that of its nominee any securities held as Collateral, and in connection therewith, may deposit and deliver any and all securities to any committee, depository transfer agent, registrar, or other designated agency on such terms and conditions as it may determine.

     If Debtor shall fail to pay any of the Obligations secured hereby at the time and in the manner required, Secured Party may, at its option, immediately proceed to enforce its security interest according to law, or Secured Party may, at its option, sell and dispose of the same and from the proceeds of sale retain all costs and charges incurred by it in the sale of the Collateral, including reasonable attorneys fees thereby incurred; take all sums due it under any of the Obligations and the provisions hereof, including reasonable attorneys fees; and any surplus of such proceeds remaining shall be paid to Debtor. In addition, Secured Party may exercise any and all rights and remedies of a Secured Party as provided by law, including without limitation all rights and remedies under the California Uniform Commercial Code. Upon the sale of Collateral, Secured Party may bid and make a purchase of the Collateral, or any part thereof.

     No act, delay or omission, or course of dealing between Debtor and Secured Party shall be a waiver of any of Secured Party's rights or remedies under this Agreement. No waiver, change, modification, or discharge in whole or in part of this Agreement or of any obligation will be effective unless in writing signed by Secured Party. A waiver by Secured Party of any rights or remedies by Secured Party under the terms of this Agreement or with respect to any obligation an any occasion will not be a bar to the exercise of any right or remedy of any subsequent occasion.

     This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

     This Security Agreement shall be governed by and construed in accordance with California law. In the event any action is instituted under this Security Agreement, or to determine the rights or remedies of the parties thereto, the prevailing party shall be entitled to recover reasonable attorneys fees and expenses.

                                      -2-
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       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


Secured Party:


By:/s/ Irwin L. Gubman
   -------------------
   IRWIN L. GUBMAN


Debtor:


By:/s/ H. Wayne Snavely
   --------------------
   H. WAYNE SNAVELY

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